UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2017, Inpixon (the “Company”) received notice from the staff of NASDAQ (the “Staff Delisting Determination”) that based upon the Company’s continued non-compliance with the Minimum Stockholders’ Equity Requirement (as defined below), the Company’s common stock would be subject to delisting from NASDAQ, unless the Company timely requests an appeal hearing before the NASDAQ Hearings Panel (the “Panel”). The Company has requested a hearing to appeal the Staff Delisting Determination, which will stay the suspension and delisting action pending the issuance of a written decision by the Panel.

As previously disclosed by the Company, on May 19, 2017, NASDAQ notified the Company that it did not evidence compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in NASDAQ Listing Rule 5550(b) (the “Minimum Stockholders’ Equity Requirement”). In accordance with the NASDAQ Listing Rules, the Company was provided with a 180 calendar day period, through September 30, 2017, to regain compliance with the rule. The Company did not evidence compliance with the rule by September 30, 2017, which resulted in the issuance of the Staff Delisting Determination on October 24, 2017. The Company is currently evaluating various alternative courses of action to regain compliance with the Minimum Stockholders’ Equity Requirement and plans to submit an updated plan of compliance prior to such hearing; however, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will regain compliance with the applicable criteria within the period of time that may be granted by the Panel.

Cautionary Note Regarding Forward-Looking Statements

This current report contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to (i) NASDAQ’s acceptance of the Company’s plan to regain compliance with the Minimum Stockholders’ Equity Requirement and (ii) the Company’s ability to regain or maintain compliance with the Minimum Stockholders’ Equity Requirement or any other NASDAQ requirement, including the minimum bid price requirement of $1.00 per share under NASDAQ Listing Rule 5550(a)(2). The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: October 27, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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